SANITEC SERVICES OF HAWAII, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2000 AND 1999

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

INDEPENDENT AUDITORS' REPORT .....................................         1

FINANCIAL STATEMENTS

       Balance Sheets.............................................         2

       Statements of Operations...................................         3

       Statement of Stockholder's Equity..........................         4

       Statements of Cash Flows...................................       5 - 6

       Notes to Financial Statements..............................      7 - 10

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
Sanitec Services of Hawaii, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of Sanitec Services of Hawaii, Inc., a Hawaii Corporation, as of December 31, 2000 and 1999 and the related statements of operations, stockholder's equity and cash flows for the years then ended and for the period from March 15, 1999 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sanitec Services of Hawaii, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended and for the period from March 15, 1999 (date of inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has sustained operating losses of $647,799, has no revenue and needs additional capital to finance its operations. These conditions raise substantial doubt about its ability to continue as a going concern. Managements' plans regarding these matters also are described in Note
7. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Moffitt & Company, P.C.
Scottsdale, Arizona

October 11, 2001

                            SANITEC SERVICES OF HAWAII, INC.
                              (A DEVELOPMENT STAGE COMPANY)
                                      BALANCE SHEETS
                               DECEMBER 31, 2000 AND 1999

                                     ASSETS

                                                                      2000           1999
                                                                  ------------   ------------
CURRENT ASSETS
       Prepaid insurance                                          $      4,000   $          0

PROPERTY AND EQUIPMENT                                                 645,102              0

OTHER ASSETS
       Rent Security deposit                                            17,703         17,703
                                                                  ------------   ------------

     TOTAL ASSETS                                                 $    666,805   $     17,703
                                                                  ============   ============

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
       Accounts payable                                           $     24,352   $     35,406
                                                                  ------------   ------------

STOCKHOLDER'S EQUITY
       Common stock
          Authorized 1,000 shares, no par value
          Issued and outstanding 1,000 shares                            1,000          1,000
       Paid in capital in excess of par value of common stock        1,313,604        362,039
       Deficit accumulated during the development stage              ( 672,151)     ( 380,742)
                                                                  ------------   ------------

            TOTAL STOCKHOLDER'S EQUITY (DEFICIT)                       642,453       ( 17,703)
                                                                  ------------   ------------

            TOTAL LIABILITIES AND STOCKHOLDER'S
              EQUITY                                              $    666,805   $     17,703
                                                                  ============   ============

            See Accompanying Notes and Independent Auditors' Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
           AND FOR THE PERIOD FROM MARCH 15, 1999 (DATE OF INCEPTION)
                              TO DECEMBER 31, 2000

                                                                         For the
                                                                        Period from
                                                                         March 15,
                                                                           1999
                                                                         (Date of
                                                                       Inception) to
                                           Year Ended December 31,     December 31,
                                             2000           1999           2000
                                         ------------   ------------   ------------
REVENUES                                 $          0   $          0   $          0
                                         ------------   ------------   ------------

EXPENSES
       Development costs                      160,441        331,692        492,133
       General and administrative             130,968         49,050        180,018
                                         ------------   ------------   ------------

     TOTAL EXPENSES                           291,409        380,742        672,151
                                         ------------   ------------   ------------

NET (LOSS)                               $   (291,409)  $   (380,742)  $  ( 672,151)
                                         ============   ============   ============

NET (LOSS) PER COMMON SHARE

       Basic and diluted                 $    (291.41)  $    (380.74)  $    (672.15)
                                         ============   ============   ============

WEIGHTED AVERAGE NUMBER OF
       COMMON SHARES OUTSTANDING

       Basic and diluted                        1,000          1,000          1,000
                                         ============   ============   ============

            See Accompanying Notes and Independent Auditors' Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDER'S EQUITY
             FOR THE PERIOD FROM MARCH 15, 1999 (DATE OF INCEPTION)
                              TO DECEMBER 31, 2000

                                                                                    Paid in
                                                                                  Capital in       Deficit
                                                             Common Stock          Excess of     Accumulated
                                                        -----------------------    Par Value     During the
                                                          Shares       Amount      of Stock      Development        Total
                                                        ----------    ---------   ------------   -----------    ------------
AT DATE OF INCEPTION                                             0    $       0   $          0   $         0    $         0

ISSUANCE OF COMMON STOCK FOR
   CASH - JANUARY 1, 1999                                    1,000        1,000              0             0          1,000

ADDITIONAL CAPITAL CONTRIBUTION
   BY STOCKHOLDER                                                0            0        362,039             0        362,039

NET (LOSS) FOR THE YEAR ENDED
   DECEMBER 31, 1999                                             0            0              0      (380,742)      (380,742)
                                                        ----------   ----------   ------------   -----------    -----------

      BALANCE, DECEMBER 31, 1999                             1,000        1,000        362,039      (380,742)       (17,703)

ADDITIONAL CAPITAL CONTRIBUTION
   BY STOCKHOLDER                                                0            0        951,565             0        951,565

NET (LOSS) FOR THE YEAR ENDED
   DECEMBER 31, 2000                                             0            0              0      (291,409)      (291,409)
                                                        ----------   ----------   ------------   -----------    -----------

BALANCE, DECEMBER 31, 2000                                   1,000   $    1,000   $  1,313,604   $  (672,151)   $   642,453
                                                        ==========   ==========   ============   ===========    ===========

            See Accompanying Notes and Independent Auditors' Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
           AND FOR THE PERIOD FROM MARCH 15, 1999 (DATE OF INCEPTION)
                              TO DECEMBER 31, 2000

                                                                                         For the
                                                                                       Period from
                                                                                        March 15,
                                                                                           1999
                                                                                        (Date of
                                                          Year Ended December 31,     Inception) to
                                                        ---------------------------   December 31,
                                                            2000           1999           2000
                                                        ------------   -----------    ------------
CASH FLOWS FROM OPERATING
   ACTIVITIES:
       Net (loss)                                       $   (291,409)  $  (380,742)   $  (672,151)
       Changes in operating assets and liabilities:
             Prepaid expenses                                 (4,000)            0         (4,000)
             Rent security deposit                                 0       (17,703)       (17,703)
             Accounts payable                                (11,054)       35,406         24,352
                                                        ------------   -----------    -----------

          NET CASH (USED) BY OPERATING
             ACTIVITIES                                     (306,463)     (363,039)      (669,502)
                                                        ------------   -----------    -----------

CASH FLOWS FROM INVESTING
   ACTIVITIES:
       Purchases of property and equipment                  (645,102)            0       (645,102)
                                                        ------------   -----------    -----------

          NET CASH (USED) BY INVESTING
             ACTIVITIES                                     (645,102)            0       (645,102)
                                                        ------------   -----------    -----------

CASH FLOWS FROM FINANCING
   ACTIVITIES:
       Proceeds from issuance of common stock                      0         1,000          1,000
       Additional capital contribution by
          stockholder                                        951,565       362,039      1,313,604
                                                        ------------   -----------    -----------

          NET CASH PROVIDED BY
             FINANCING ACTIVITIES                            951,565       363,039      1,314,604
                                                        ------------   -----------    -----------

            See Accompanying Notes and Independent Auditors' Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
           AND FOR THE PERIOD FROM MARCH 15, 1999 (DATE OF INCEPTION)
                              TO DECEMBER 31, 2000

                                                                    For the
                                                                  Period from
                                                                   March 15,
                                                                      1999
                                                                   (Date of
                                     Year Ended December 31,     Inception) to
                                   ---------------------------   December 31,
                                       2000           1999           2000
                                   ------------   ------------   ------------

NET INCREASE (DECREASE) IN CASH    $          0   $          0   $          0

CASH BALANCE, BEGINNING OF
   PERIOD                                     0              0   $          0
                                   ------------   ------------   ============

CASH BALANCE, END OF PERIOD        $          0   $          0   $          0
                                   ============   ============   ============

SUPPLEMENTAL DISCLOSURE OF
   CASH FLOW INFORMATION

       CASH PAID DURING THE PERIOD
          FOR:

          INTEREST                 $          0   $          0   $          0
                                   ============   ============   ============

          TAXES                    $          0   $          0   $          0
                                   ============   ============   ============

            See Accompanying Notes and Independent Auditors' Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 1          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                Organization and Nature of Business

                Sanitec Services of Hawaii, Inc. was incorporated on September 1, 2000 in the State of Hawaii. The Company was originally formed on March 15, 1999 under the name of Sanitec Medical Waste of Hawaii Inc. On April 28, 2000, the Company established a new entity and continued operations as Sanitec Hawaii, LLC. On September 1, 2000, the Company established another new entity and continued operations as Sanitec Services of Hawaii, Inc. The financial statements are presented as if Sanitec Services of Hawaii, Inc. was the operating company since March 15, 1999.

                The Company is awaiting permits and capital to operate as a medical waste disposal company.

                Cash and Cash Equivalents

                For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

                Accounting Estimates

                Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

                Property and Equipment

                Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.

            See Accompanying Notes and Independent Auditors' Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 1          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                Income Taxes

                Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax basis of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

                Net (Loss) Per Share

                The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted
                (loss) per share. Basic (loss) per share is computed by dividing net (loss) available to common stockholders' by the weighted average number of common shares outstanding for the period. Diluted (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with FASB 128, any anti-dilutive effects on net
                (loss) per share are excluded.

                Long-Lived Assets

                Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. This standard did not have a material effect on the company's results of operations, cash flows or financial position.

                Disclosure about Fair Value of Financial Instruments

                The Company estimates that the fair value of all financial instruments as of December 31, 2000 and 1999, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheets. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

            See Accompanying Notes and Independent Auditors' Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 2          DEVELOPMENT STAGE OPERATIONS

                As of December 31, 2000, the Company was in the development stage of operation. According to the Financial Accounting Standards Board of the Financial Accounting Foundation, a development state company is defined as a company that devotes most of its activities to establishing a new business activity. In addition, planned principal activities have not commenced, and the Company has not yet produced significant revenue.

NOTE 3          PROPERTY AND EQUIPMENT

                Property and equipment and accumulated depreciation consists of:

                    Machinery and equipment                       $    571,709

                    Leasehold improvements                              73,393
                                                                  ------------

                                                                  $    645,102
                                                                  ============

                The property and equipment will be depreciated once the property is completely installed and ready for use.

NOTE 4          INCOME TAXES

                Significant components of the Company's deferred tax asset and liability are as follows:

                               Deferred tax asset

                                                             2000            1999
                                                        ------------    ------------
                      Net operating loss carryforward   $    101,000    $     57,000

                      Less valuation allowance               101,000          57,000
                                                        -------------   ------------

                      Net deferred tax asset            $          0    $          0
                                                        ============    ============

                    Deferred tax liability              $          0    $          0
                                                        ============    ============

                A reconciliation of the valuation allowance is as follows:

                    Balance at beginning of period      $     57,000    $          0
                    Addition for the year                     44,000          57,000
                                                        ------------    ------------

                    Balance at end of period            $    101,000    $     57,000
                                                        =============   ============

            See Accompanying Notes and Independent Auditors' Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 5          NET OPERATING LOSS CARRYFORWARD

                The Company has the following net operating loss carryforwards:

                            Year               Amount          Expiration date
                    -----------------     ---------------      ---------------
                    December 31, 1999     $       380,742           2019
                    December 31, 2000     $       291,409           2020
                                          ---------------
                                          $       672,151
                                          ===============

                Future changes in ownership may limit the ability of the Company to utilize its net operating loss carryforwards prior to their expiration.

NOTE 6          REAL ESTATE LEASE

                On May 1, 2000, the Company subleased its facilities for five years with one seven year option. The minimum monthly rentals range from $7,065 to $7,952 plus operating costs.

                Future minimum lease payments are as follows:

                        December 31, 2002              $      89,856
                        December 31, 2003                     91,740
                        December 31, 2004                     94,496
                        December 31, 2005                     31,808
                                                       -------------
                                                       $     307,900
                                                       =============

                Rent expense for the years ended December 31, 2000 and 1999 were $67,579 and $44,258 respectively.

                As of October 11, 2001, the Company was four months delinquent in rent payments.

NOTE 7          GOING CONCERN

                The financial statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company has incurred $672,151 of losses, has no revenue and needs additional capital to finance its operations. These factors raise substantial doubt as to the Company's ability to continue as a going concern.

                Management's plans to eliminate the going concern situation include but are not limited to seeking a merger with a public company to obtain financing to begin operations.

            See Accompanying Notes and Independent Auditors' Report.

                        SANITEC SERVICES OF HAWAII, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                  JUNE 30, 2001

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

INDEPENDENT ACCOUNTANTS' REVIEW REPORT ...........................         1

FINANCIAL STATEMENTS

       Balance Sheet..............................................         2

       Statements of Operations...................................         3

       Statement of Stockholder's Equity..........................         4

       Statements of Cash Flows...................................       5 - 6

       Notes to Financial Statements..............................      7 - 11

                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT

To the Board of Directors and Stockholders
Sanitec Services of Hawaii, Inc.
(A Development Stage Company)

We have reviewed the accompanying balance sheet of Sanitec Services of Hawaii, Inc., a Hawaii Corporation, as of June 30, 2001 and the related statements of operations, stockholder's equity, and cash flows for the six months then ended and for the period from March 15, 1999 (date of inception) to June 30, 2001, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Sanitec Services of Hawaii, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has sustained operating losses of $807,357, has no revenue and needs additional capital to finance its operations. These conditions raise doubt about its ability to continue as a going concern. Managements' plans regarding these matters also are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Moffitt & Company, P.C.
Scottsdale, Arizona

October 17, 2001

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                  JUNE 30, 2001
                                   (UNAUDITED)

                                     ASSETS

PROPERTY AND EQUIPMENT                                                                                  $    686,162

OTHER ASSETS
       Rent Security deposit                                                                                  17,703
                                                                                                        ------------

       TOTAL ASSETS                                                                                     $    703,865
                                                                                                        ============

                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES                                                                                             $          0

STOCKHOLDER'S EQUITY
       Common stock
          Authorized 1,000 shares, no par value
          Issued and outstanding 1,000 shares                                       $         1,000
       Paid in capital in excess of par value of common stock                             1,510,222
       Deficit accumulated during the development stage                                   ( 807,357)
                                                                                    ---------------

            TOTAL STOCKHOLDER'S EQUITY                                                                       703,865
                                                                                                        ------------

            TOTAL LIABILITIES AND STOCKHOLDER'S
              EQUITY                                                                                    $    703,865
                                                                                                        ============

       See Accompanying Notes and Independent Accountants' Review Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
           AND FOR THE PERIOD FROM MARCH 15, 1999 (DATE OF INCEPTION)
                                TO JUNE 31, 2001
                                   (UNAUDITED)

                                                                          For the
                                                                        Period from
                                                                      March 15, 1999
                                               For the Six               (Date of
                                              Months Ended             Inception) to
                                              June 30, 2001            June 30, 2000
                                              -------------            -------------
REVENUES                                        $       0                $       0
                                                ---------                ---------

EXPENSES
       Development costs                           85,618                  577,751
       General and administrative                  49,588                  229,606
                                                ---------                ---------

       TOTAL EXPENSES                             135,206                  807,357
                                                ---------                ---------

NET (LOSS)                                      $(135,206)               $(807,357)
                                                =========                =========

NET (LOSS) PER COMMON SHARE

       Basic and diluted                        $ (135.21)               $ (807.36)
                                                =========                =========

WEIGHTED AVERAGE NUMBER OF
       COMMON SHARES OUTSTANDING

       Basic and diluted                            1,000                    1,000
                                                =========                =========

       See Accompanying Notes and Independent Accountants' Review Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDER'S EQUITY
             FOR THE PERIOD FROM MARCH 15, 1999 (DATE OF INCEPTION)
                                TO JUNE 30, 2001
                                   (UNAUDITED)

                                                                                Paid in
                                                                               Capital in           Deficit
                                                  Common Stock                 Excess of          Accumulated
                                            -----------------------            Par Value           During the
                                            Shares           Amount            of Stock           Development           Total
                                            ------           ------            --------           -----------           -----
AT DATE OF INCEPTION                             0         $        0         $         0          $       0          $       0

ISSUANCE OF COMMON STOCK FOR
   CASH - JANUARY 1, 1999                    1,000              1,000                   0                  0              1,000

ADDITIONAL CAPITAL CONTRIBUTION
   BY STOCKHOLDER                                0                  0             362,039                  0            362,039

NET (LOSS) FOR THE YEAR ENDED
   DECEMBER 31, 1999                             0                  0                   0           (380,742)          (380,742)
                                             -----         ----------         -----------          ---------          ---------

          BALANCE, DECEMBER 31, 1999         1,000              1,000             362,039           (380,742)           (17,703)

ADDITIONAL CAPITAL CONTRIBUTION
   BY STOCKHOLDER                                0                  0             951,565                  0            951,565

NET (LOSS) FOR THE YEAR ENDED
   DECEMBER 31, 2000                             0                  0                   0           (291,409)          (291,409)
                                             -----         ----------         -----------          ---------          ---------

BALANCE, DECEMBER 31, 2000                   1,000              1,000           1,313,604           (672,151)           642,453

ADDITIONAL CAPITAL CONTRIBUTION
   BY STOCKHOLDER                                0                  0             196,618                  0            196,618

NET (LOSS) FOR THE SIX MONTHS ENDED
   JUNE 30, 2001                                 0                  0                   0           (135,206)          (135,206)
                                             -----         ----------         -----------          ---------          ---------

                                             1,000              1,000         $ 1,510,222          $(807,357)         $ 703,865
                                             =====         ==========         ===========          =========          =========

       See Accompanying Notes and Independent Accountants' Review Report.

                        SANITEC SERVICES OF HAWAII, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
           AND FOR THE PERIOD FROM MARCH 15, 1999 (DATE OF INCEPTION)
                                TO JUNE 30, 2001
                                   (UNAUDITED)

                                                                                              For the
                                                                                            Period from
                                                                                          March 15, 1999
                                                                 For the Six                 (Date of
                                                                Months Ended               Inception) to
                                                                June 30, 2001              June 30, 2000
                                                                -------------              -------------
CASH FLOWS FROM OPERATING
   ACTIVITIES:
       Net (loss)                                                 $(135,206)               $  (807,357)
       Changes in operating assets and liabilities:
             Prepaid expenses                                         4,000                          0
             Rent security deposit                                        0                    (17,703)
             Accounts payable                                       (24,352)                         0
                                                                  ---------                -----------

          NET CASH (USED) BY OPERATING
             ACTIVITIES                                            (155,558)                  (825,060)
                                                                  ---------                -----------

CASH FLOWS FROM INVESTING
   ACTIVITIES:
       Purchases of property and equipment                          (41,060)                  (686,162)
                                                                  ---------                -----------

          NET CASH (USED) BY INVESTING
             ACTIVITIES                                             (41,060)                  (686,162)
                                                                  ---------                -----------

CASH FLOWS FROM FINANCING
   ACTIVITIES:
       Proceeds from issuance of common stock                             0                      1,000
       Additional capital contribution by
          stockholder                                               196,618                  1,510,222
                                                                  ---------                -----------

          NET CASH PROVIDED BY
             FINANCING ACTIVITIES                                   196,618                  1,511,222
                                                                  ---------                -----------

       See Accompanying Notes and Independent Accountants' Review Report.

                        SANITEC SERVICES OF HAWAII, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
           AND FOR THE PERIOD FROM MARCH 15, 1999 (DATE OF INCEPTION)
                                TO JUNE 30, 2001
                                   (UNAUDITED)

                                                                         For the
                                                                       Period from
                                                                     March 15, 1999
                                            For the Six                 (Date of
                                           Months Ended               Inception) to
                                           June 30, 2001             June 30,  2000
                                      ----------------------     ----------------------
NET INCREASE (DECREASE) IN CASH               $ 0                       $ 0

CASH BALANCE, BEGINNING OF
   PERIOD                                       0                         0
                                              ---                       ---

CASH BALANCE, END OF PERIOD                   $ 0                       $ 0
                                              ===                       ===

SUPPLEMENTAL DISCLOSURE OF
   CASH FLOW INFORMATION

       CASH PAID DURING THE PERIOD
          FOR:

          INTEREST                            $ 0                       $ 0
                                              ===                       ===

          TAXES                               $ 0                       $ 0
                                              ===                       ===


       See Accompanying Notes and Independent Accountants' Review Report.

                        SANITEC SERVICES OF HAWAII, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001
                                   (UNAUDITED)

NOTE 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Organization and Nature of Business

            Sanitec Services of Hawaii, Inc. was incorporated on September 1, 2000 in the State of Hawaii. The Company was originally formed on March 15, 1999 under the name of Sanitec Medical Waste of Hawaii Inc. On April 28, 2000, the Company established a new entity and continued operations as Sanitec Hawaii, LLC. On September 1, 2000, the Company established another new entity and continued operations as Sanitec Services of Hawaii, Inc. The financial statements are presented as if Sanitec Services of Hawaii, Inc. was the operating company since March 15, 1999.

            The Company is awaiting financing to begin operating as a medical waste disposal company.

            Cash and Cash Equivalents

            For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

            Accounting Estimates

            Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

            Property and Equipment

            Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.

       See Accompanying Notes and Independent Accountants' Review Report.

                        SANITEC SERVICES OF HAWAII, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001
                                   (UNAUDITED)

NOTE 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Income Taxes

            Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax basis of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

            Net (Loss) Per Share

            The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted (loss) per share. Basic (loss) per share is computed by dividing net (loss) available to common stockholders' by the weighted average number of common shares outstanding for the period. Diluted (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with FASB 128, any anti-dilutive effects on net (loss) per share are excluded.

            Long-Lived Assets

            Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. This standard did not have a material effect on the Company's results of operations, cash flows or financial position.

            Disclosure about Fair Value of Financial Instruments

            The Company estimates that the fair value of all financial instruments as of June 30, 2001, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheets. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

       See Accompanying Notes and Independent Accountants' Review Report.

                        SANITEC SERVICES OF HAWAII, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001
                                   (UNAUDITED)

NOTE 2      DEVELOPMENT STAGE OPERATIONS

            As of June 30, 2001, the Company was in the development stage of operation. According to the Financial Accounting Standards Board of the Financial Accounting Foundation, a development state company is defined as a company that devotes most of its activities to establishing a new business activity. In addition, planned principal activities have not commenced, and the Company has not yet produced significant revenue.

NOTE 3      PROPERTY AND EQUIPMENT

            Property and equipment and accumulated depreciation consists of:

                 Machinery and equipment                                $578,464

                 Leasehold improvements                                  107,698
                                                                        --------

                                                                        $686,162
                                                                        ========

            The property and equipment will be depreciated once the property is completely installed and ready for use.

NOTE 4      INCOME TAXES

            Significant components of the Company's deferred tax asset and liability are as follows:

                 Deferred tax asset

                       Net operating loss carryforward                  $121,000

                       Less valuation allowance                          121,000
                                                                        --------

                       Net deferred tax asset                           $      0
                                                                        ========

                 Deferred tax liability                                 $      0
                                                                        ========

            A reconciliation of the valuation allowance is as follows:

                 Balance at January 1, 2001                             $101,000
                 Addition for the six months ended June 30, 2001          20,000
                                                                        --------

                 Balance at June 30, 2001                               $121,000
                                                                        ========

       See Accompanying Notes and Independent Accountants' Review Report.

                        SANITEC SERVICES OF HAWAII, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001
                                   (UNAUDITED)

NOTE 5      NET OPERATING LOSS CARRYFORWARD

            The Company has the following net operating loss carryforwards:

                  Year                     Amount          Expiration date
                  ----                     ------          ---------------

            December 31, 1999             $380,742              2019
            December 31, 2000              291,409              2020
            June 30, 2001                  135,206              2021
                                          --------

                                          $807,357
                                          ========

            Future changes in ownership may limit the ability of the Company to utilize its net operating loss carryforwards prior to their expiration.

NOTE 6      REAL ESTATE LEASE

            On May 1, 2000, the Company subleased its facilities for five years with one seven year option. The minium monthly rentals range from $7,065 to $7,952 plus operating costs.

            Future minimum lease payments are as follows:

                June 30, 2002                                   $ 87,730
                June 30, 2003                                     90,390
                June 30, 2004                                     79,520
                                                                --------

                                                                $257,640
                                                                ========

            Rent expense for the six months ended June 30, 2001 was $53,109.

            As of October 17, 2001, the Company was four months delinquent in rent payaments.

NOTE 7      GOING CONCERN

            The financial statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company has incurred losses of $807,357, has no revenue and needs additional capital to finance its operations. These factors raise doubt as to the Company's ability to continue as a going concern.

            Management's plans to eliminate the going concern situation include but are not limited to seeking a merger with a public company to obtain financing to begin operations.

       See Accompanying Notes and Independent Accountants' Review Report.

                        SANITEC SERVICES OF HAWAII, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001
                                   (UNAUDITED)

NOTE 8      INSURANCE

            The Company does not carry mandatory Health or Workers' Compensation insurance for its employees.

NOTE 9 UNAUDITED FINANCIAL INFORMATION

            The accompanying financial information as of June 30, 2001 is unaudited. In management's opinion, such information includes all normal recurring entries necessary to make the financial information not misleading.

       See Accompanying Notes and Independent Accountants' Review Report.

                             STEIN'S HOLDINGS, INC.
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

On or about November 9, 2001, Stein's Holdings, Inc. (hereinafter called Stein's) acquired all of the issued and outstanding shares of Sanitec Services of Hawaii, Inc. (hereinafter called Sanitec) by issuing 666,667 shares of its common stock, par value $0.001.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair value, and the results of Sanitec's operations included in Stein's consolidated financial statements from the date of acquisition.

The accompanying condensed financial statements illustrate the effect of the acquisition (Pro Forma) on Stein's financial position and results of operations. The condensed balance sheet as of September 30, 2001, is based on the historical balance sheets of Stein's and Sanitec as of that date and assumes the acquisition took place on that date. The condensed statements of income for the year ended December 31, 2000 and the six months ended June 30, 2001, are based on the historical statements of income of Stein and Sanitec for those periods. The pro forma condensed statements of income assume the acquisition took place on January 1, 2000.

The pro forma condensed financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed pro forma financial statements should be read in connection with the historical financial statements of Stein and Sanitec.

                             STEIN'S HOLDINGS, INC.
                  PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 2001

                                                                             Sanitec
                                                              Stein's       Services
                                                             Holdings,      of Hawaii,
                ASSETS                                          Inc.           Inc.       Adjustments     Pro Forma
                                                            -----------    -----------    -----------    -----------
CURRENT ASSETS
  Cash and cash equivalents                                 $     1,628    $         0    $         0    $     1,628
  Trading securities                                             44,580              0              0         44,580
  Loans receivable                                               44,652              0              0         44,652
  Deferred tax assets                                           168,000              0              0        168,000
  Prepaid expenses                                                    0          4,000              0          4,000
                                                            -----------    -----------    -----------    -----------

    TOTAL CURRENT ASSETS                                        258,860          4,000              0        262,860
                                                            -----------    -----------    -----------    -----------

PROPERTY AND EQUIPMENT                                            6,553        645,102              0        651,655
                                                            -----------    -----------    -----------    -----------

OTHER ASSETS
  Goodwill                                                       34,494                 (3) 1,357,547      1,392,041
                                                                                        (2)(2,000,000)
  Investment                                                          0                 (1) 2,000,000              0
  Rent security deposit                                               0         17,703              0         17,703
                                                            -----------    -----------    -----------    -----------

   TOTAL OTHER ASSETS                                            34,494         17,703      1,357,547      1,409,744
                                                            -----------    -----------    -----------    -----------

                                                            $   299,907    $   666,805    $ 1,357,547    $ 2,324,259
                                                            ===========    ===========    ===========    ===========

          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                          $   200,480    $    24,352    $         0    $   224,832
  Accrued liabilities                                             7,005              0              0          7,005
  Notes payable                                                 119,880              0              0        119,880
                                                            -----------    -----------    -----------    -----------

   TOTAL CURRENT
      LIABILITIES                                               327,365         24,352              0        351,717
                                                            -----------    -----------    -----------    -----------

LONG-TERM LIABILITIES                                             1,100              0              0          1,100
                                                            -----------    -----------    -----------    -----------

STOCKHOLDERS' EQUITY                                                                    (2)    (1,000)
  Common stock                                                    4,402          1,000  (1)       667          5,069
                                                                                        (2)(1,313,604)
  Paid in capital                                             2,924,277      1,313,604  (1) 1,999,333      4,923,610

  Retained Earnings                                          (2,957,237)      (672,151) (2)   672,151     (2,957,237)
                                                            -----------    -----------    -----------    -----------

                                                            $   299,907    $   666,805    $ 1,357,547    $ 2,324,259
                                                            ===========    ===========    ===========    ===========

            See Notes to Pro Forma Financial Statements (Unaudited).

                             STEIN'S HOLDINGS, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                             Sanitec
                                                              Stein's       Services
                                                             Holdings,      of Hawaii,
                                                                Inc.           Inc.       Adjustments     Pro Forma
                                                            -----------    -----------    -----------    -----------
REVENUE                                                     $   (18,080)   $         0    $         0    $   (18,080)

COSTS AND EXPENSES                                              149,649        135,206              0        284,855
                                                            -----------    -----------    -----------    -----------

    (LOSS) BEFORE INCOME
      TAXES (BENEFIT)                                          (167,729)      (135,206)             0       (302,935)

PROVISION FOR INCOME
  TAXES (BENEFIT)                                               (14,500)             0              0        (14,500)
                                                            -----------    -----------    -----------    -----------

    NET (LOSS)                                              $  (153,229)   $  (135,206)             0    $  (288,435)
                                                            ===========    ===========    ===========    ===========

(LOSS) PER SHARE                                            $      (.03)                                 $      (.06)
                                                            ===========                                  ===========

WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES
  OUTSTANDING                                                 5,067,833                                    5,067,833
                                                            ===========                                  ===========

            See Notes to Pro Forma Financial Statements (Unaudited).

                             STEIN'S HOLDINGS, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                             Sanitec
                                                              Stein's       Services
                                                             Holdings,      of Hawaii,
                                                                Inc.           Inc.       Adjustments     Pro Forma
                                                            -----------    -----------    -----------    -----------
REVENUES                                                    $   104,749    $         0    $         0    $   104,749

COSTS AND EXPENSES                                              537,991        291,409              0        829,400
                                                            -----------    -----------    -----------    -----------

    (LOSS) FROM CONTINUING
       OPERATIONS BEFORE
       INCOME TAX (BENEFIT)                                    (433,242)      (291,409)             0       (724,651)

PROVISION FOR INCOME
  TAXES (BENEFIT)                                               (79,100)             0              0        (79,100)
                                                            -----------    -----------    -----------    -----------

    (LOSS) FROM CONTINUING
      OPERATIONS                                               (354,142)      (291,409)             0       (645,551)

DISCONTINUED OPERATIONS                                        (195,657)             0              0       (195,657)
                                                            -----------    -----------    -----------    -----------

    (LOSS) BEFORE MINORITY
      INTEREST                                                 (549,799)      (291,409)             0       (841,208)

MINORITY INTEREST                                                38,948              0              0         38,948
                                                            -----------    -----------    -----------    -----------

    NET (LOSS)                                              $  (510,851)   $  (291,409)   $         0    $  (802,260)
                                                            ===========    ===========    ===========    ===========

(LOSS) PER SHARE

   CONTINUING OPERATIONS                                    $      (.07)                                 $      (.13)
   DISCONTINUED OPERATIONS                                         (.03)                                        (.03)
                                                            -----------                                  -----------

          TOTAL                                             $      (.10)                                 $      (.16)
                                                            ===========                                  ===========

WEIGHTED AVERAGE NUMBER
   OF SHARES OUTSTANDING                                      5,067,833                                    5,067,833
                                                            ===========                                  ===========

            See Notes to Pro Forma Financial Statements (Unaudited).

                             STEIN'S HOLDINGS, INC.
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)

NOTE A THE PRO FORMA ADJUSTMENTS TO THE CONDENSED CONSOLIDATED BALANCE SHEET ARE AS FOLLOWS:

        (1) To reflect the acquisition of Sanitec Services of Hawaii, Inc. and the allocation of the purchase price on the basis of the fair values of the assets acquired and the liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of Sanitec are as follows:

                   Components of purchase price

                       666,667 shares of common stock valued at
                        $3.00 per share                              $ 2,000,000
                                                                     ===========

        (2)   Allocation of purchase price and consolidation entries

                       Stockholders' equity of Sanitec               $   642,453
                       Goodwill                                        1,357,547
                                                                     -----------

                                                                     $ 2,000,000
                                                                     ===========

            See Notes to Pro Forma Financial Statements (Unaudited).